Exhibit 10.45



             INTERVENTION OF TONALA, INC. INTO THE MASTER ASSUMPTION
                   AGREEMENT, SUPPLEMENTAL INDENTURE NO. 1 AND
                    AMENDMENT TO TITLE XI FINANCE AGREEMENTS


         This Intervention of Tonala, Inc. into the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to XI Finance Agreements, by and among Tonala, Inc., a Delaware corporation ("TD"), the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter referred to as the "Secretary") and Bank One Trust Company N.A., a national banking association (said bank, its successor or assign, herein called the "Indenture Trustee"), is dated as of July 13, 2001.

                                   WITNESSETH:

         WHEREAS, Perforadora Central, S.A. DE C.V., a Mexican corporation (hereinafter referred as the "Original Shipowner") transferred a LeTourneau Design Super 116 C Jack-up Drilling Unit named TONALA (the "Vessel") to PC 2 S.A. de C. V. on March 9, 2001;

         WHEREAS, pursuant to the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to Title XI Finance Agreements dated March 9, 2001 (Capitalized terms used herein which are defined in the Master Assumption Agreement shall have the same meaning when used herein) by and between the Original Shipowner, PC 2, the Secretary and the Indenture Trustee (the "Master Assumption Agreement"), the transfer of the Vessel was approved and accepted and PC 2 assumed the rights, obligations and duties of the Original Shipowner under the Indenture and Title XI Finance Agreements;

         WHEREAS, pursuant to Interventions dated April 30, 2001, Grupo Industrial Atlantida, S.A. de C.V. ("GIA") and GIA 2 S.A. de C.V. ("GIA 2") intervened into the Master Assumption Agreement;

         WHEREAS, GIA and GIA 2 have executed the Supplemental Endorsements to Secretary's Note and Assumption Agreements and Supplements to First Preferred Ship Mortgage assuming the rights, obligations and duties of the Original Shipowner under the Secretary's Note and Mortgage;

         WHEREAS, GIA 2 has reincorporated under the laws of the state of Delaware under the name GIA 2, Inc.;

         WHEREAS, TD desires to take possession and ownership of the Vessel from GIA 2, Inc. and desires to intervene into the Master Assumption Agreement so as to assume the rights, obligations, and duties of PC 2 and subsequent intervenors into that instrument;

         NOW, THEREFORE, in consideration of the premises the mutual agreements, hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Simultaneously with the execution and delivery of this Intervention, TD hereby intervenes in and assumes all rights, obligations, and duties and extends and restates all representations and warranties of PC 2, GIA, GIA 2, and GIA 2, Inc. as set forth in the Master Assumption Agreement attached hereto and incorporated herein by reference and in the Interventions thereto;

         The parties hereto further agree that simultaneously with the execution of this Intervention, GIA 2 Inc. is released from all obligations under the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to Title XI Finance Agreements, the Secretary's Note and the Mortgage.

         The parties further agree that simultaneously with the execution of this Intervention by the parties hereto, TD shall execute and deliver to the Secretary a Fourth Supplemental Endorsement to the Secretary's Note and shall execute and deliver to the Secretary an Assumption Agreement and Supplement No. 4 to First Preferred Ship Mortgage to be filed for recordation with the Republic of Panama on the date first above written;

         The parties further agree that once the parties have fully executed this Intervention, TD shall be bound under the Master Assumption Agreement, the Secretary's Note and the Mortgage to the same extent and on the same terms and conditions as PC 2, GIA, GIA 2, and GIA 2, Inc.

         IN WITNESS WHEREOF, this agreement is effective as of the day and year first above written.

ATTEST:                                    TONALA, INC.


/s/ AMANDO RODRIGUEZ VILLEGAS              BY: /s/ JORGE VILLALPANDO
----------------------------------            --------------------------------
Name:  Amando Rodriguez Villegas              Jorge Villalpando
Title:                                        Vice President


                                           MARITIME ADMINISTRATION
ATTEST:

/s/ PATRICIA E. BYRNE                      BY: /s/ JOEL C. RICHARD
----------------------------------            --------------------------------
Patricia E. Byrne                             Joel C. Richard
Assistant Secretary                           Secretary, Maritime Administration


ATTEST:                                    BANK ONE TRUST COMPANY, N.A.


/s/ DENNIS L. MILLINER                     BY:  /S/ TIMOTHY C. BRENNAN
----------------------------------           ---------------------------------
Name:  Dennis L. Milliner                    Name:  Timothy C. Brennan
Title: Assistant Secretary                   Title: Regional Account Executive
                                                    Authorized Banking Officer

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

    On this 10th day of July, 2001, before me appeared:

                               TIMOTHY C. BRENNAN

to me personally known, who, being by me duly sworn, did say that he is the Assistant Secretary of TONALA Inc., one of the corporations described in and which executed the foregoing instrument, and that the company has no seal and that such instrument was signed on behalf of such corporation by authority of the Board of Directors and he acknowledged such instrument to be the free act and deed of such corporation.

                                               /s/ TIMOTHY C. BRENNAN
                                        --------------------------------------
                                        TIMOTHY C. BRENNAN



SWORN TO AND SUBSCRIBED BEFORE
ME THIS 10TH DAY OF JULY,
2001.

      /s/ BENJAMIN O. SCHUPP
-------------------------------------
           NOTARY PUBLIC

DISTRICT OF COLUMBIA

CITY OF WASHINGTON

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that Joel C. Richard, Secretary, Maritime Administrator, personally appeared before me in said District, being personally well-known to me as the person who executed the foregoing instrument, and acknowledges to be his act as said officer of the Maritime Administration.

   Given under my hand and seal this 27th day of June, 2001.


                                            /s/ JEANNETTE S. FLOOD
                                            -----------------------------------
                                            NOTARY PUBLIC